BERKSHIRE INCOME REALTY, INC.

c/o The Berkshire Group

One Beacon Street, Suite 1500

Boston, Massachusetts 02110

Termination Notice

April 26, 2005

Via Facsimile (410) 602-0549

and Via Federal Express

Mr. Pacy Oletsky et. al.

c/o Property Capital Group

Suite 203

106 Old Court Road

Baltimore, MD 21208

Attention: Mr. Pacy Oletsky

Re:	Pelham Wood Limited Liability Limited Partnership
Pelham Wood Apartments, Baltimore, Maryland

Gentlemen:

Reference is hereby made to that certain Agreement of Sale dated as of March 16, 2005 by and between Pacy Oletsky, general and limited partner, Jack L. Baylin, general and limited partner, Michael Baylin, limited partner, Gail Baylin, limited partner, Bonnie Oletsky, limited partner, Howard Gartner, limited partner, Ruth P. Weiss, limited partner, The Abraham & Virginia Weiss Charitable Trust A, limited partner, and The Abraham & Virginia Weiss Charitable Trust B, limited partner, collectively, as seller, and Berkshire Income Realty, Inc., as buyer (“Buyer”), concerning the Property defined therein (the “Purchase Agreement”). All capitalized terms used herein and not otherwise defined shall have the same respective meanings herein as in the Purchase Agreement.

Pursuant to Section 19.3 of the Purchase Agreement, the undersigned Buyer hereby terminates the Purchase Agreement. By copy of this letter, Buyer directs the Title Company to return the Initial Deposit to Buyer in accordance with the terms of the Purchase Agreement.

[signature page to Termination Notice]

Very truly yours,

BERKSHIRE INCOME REALTY, INC.

By:	/s/ Stephen J. Zaleski
Name: Stephen J. Zaleski
Title: Vice President

cc:	Adelerg, Rudow, Dorf & Hendler
Suite 600
Mercantile Bank & Trust Building
2 Hopkins Plaza
Baltimore, Maryland 21201
Attention: S. Leonard Rottman, Esq.
Fax: (410) 539-5834

Mr. Stephen J. Zaleski
Richard A. Toelke, Esq.
Robert G. Soule, Esq.